UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

CENTURY ALUMINUM COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTURY ALUMINUM COMPANY 1 SOUTH WACKER DRIVE SUITE 1000 CHICAGO, IL 60606 D85221-P69228 Your Vote Counts! CENTURY ALUMINUM COMPANY 2022 Annual Meeting Vote by June 12, 2022 11:59 PM ET. For shares held in a Plan, vote by June 8, 2022 11:59 PM ET. You invested in CENTURY ALUMINUM COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2022. Get informed before you vote View Century’s 2022 Proxy Statement, Annual Report on Form 10-K, and Letter to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 13, 2022 9:00 AM Central European Time Fletcher Hotel-Restaurant Arion-Vlissingen Boulevard Bankert 266 4382 AC Vlissingen The Netherlands *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Jarl Berntzen 02) Jennifer Bush 03) Jesse Gary 04) Errol Glasser 05) Wilhelm van Jaarsveld 06) Andrew Michelmore 2. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2022. 3. Proposal to approve, on an advisory basis, the compensation of the named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D85222-P69228